West Coast Road Show

                  Bruce D. Hansen                     David A. Chaput

                    Chief Executive Officer                         Chief Financial Officer

January 15 - 17, 2008

Hosted By

The “Right” Moly Play

Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended that are intended to be covered by the safe harbor created by such sections.  Such forward-looking statements include, without limitation, (i) estimates of future molybdenum prices, supply, demand and/or production; (ii) estimates of future cash costs; (iii)
estimates of future capital expenditures; (iv) estimates regarding timing of future development, construction, production or closure activities; (v) statements regarding future exploration results; (vi) statements regarding cost structure, project economics, or competitive position, and (vii) statements comparing Mount Hope to other mines, projects, or metals.  Where the
Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.  Such risks include, but are not limited to, metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, and governmental regulation and judicial outcomes.  For a more detailed discussion of such risks and other factors, see the Company’s 2006 Annual Report on Form
10KSB, as amended from time to time, which is on file with the Securities and Exchange
Commission, as well as the Company’s other SEC filings.  The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws

Mt. Hope NPV
Sensitivity
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
NPV ($000)
$1,007
$1,371
$1,749
$2,117
$2,463
NPV 10%
-20%
-10%
Baseline
10%
20%
Mo Price Scenario

Mt. Hope –
Economics (100%)

$13.50

2016+

$14.50

2015

$16.00

2014

$19.50

2013

$22.00

2012

$24.00

2011

$28.00

2010

CPM Price Forecasts

Mt. Hope NPV

Highly Levered to Mo Price

$1.75B NPV at 8% discount rate, after
tax

NPV Increases to $2.5B at 20%
higher Mo prices (+43%)

$1.4B attributable to General Moly
(80%), $16.96 per fully-diluted share

NPV relatively insensitive to changes in
Capital or Operating costs

59.1%

$5,581

$35

51.6%

$4,521

$30

43.4%

$3,460

$25

34.5%

$2,400

$20

24.7%

$1,364

$15

11.5%

$226

$10

IRR %

after—tax NPV @
8% ($M)

Price per
Pound

NPV at Flat Price Scenarios

Mt. Hope –
Financing Plan is Well Advanced

Anticipated Financing Need (100%)  :$900 - $1,000 Million1

                   Post POSCO JV (80%) :                         $720 - $800 Million

Anticipated Debt/Equity Split:                        60-70% Debt/30-40% Equity

Equity Structure                                                                          ($216-$320 million)

               ArcelorMittal Deal:  $70 million

               POSCO JV: $170 million

               Warrant Proceeds2: $30 million

                 Equity In Hand                                                                    $270 million

Debt Structure                                                                                 ($432 - $560M)

               High-Yield Debt Offering

               Project Finance Market

               Convertible Debt

Supported by
ArcelorMittal off-take
& potentially other
off-take deals

1.

Includes $852 in CapEx indicated in the Company’s Bankable Feasibility study and anticipated working capital and bonding requirements.

2.

Warrant proceeds to be received during construction period 2008 - 2010